SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement            |_|  Confidential, for Use of
|X|  Definitive Proxy Statement                  the Commission Only (as
|_|  Definitive Additional Materials             permitted by Rule 14a-6(e)(2))
|_|  Soliciting Material Under Rule 14a-12

                            JOURNAL REGISTER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

|_|    Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)      Date Filed:

[Company logo]








                                                                April 11, 2003



Dear Shareholder:

         You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Journal Register Company, which will be held on Wednesday, May 14, 2003, at The War Memorial, West Lafayette Street, Trenton, New Jersey 08608, at 10:00 a.m., local time.

         The business to be considered and voted on at the meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We hope that many of you will be able to attend our 2003 Annual Meeting in person. If you plan to attend, please write your name on the enclosed admission ticket and bring it with you to the Annual Meeting.

         Whether or not you plan to attend the Annual Meeting in person, it is important that your shares of Common Stock be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, please sign, date and return the enclosed proxy card in the postage-paid envelope provided.

         Thank you for your support of Journal Register Company.

                                Sincerely,


                                /s/ Robert M. Jelenic
                                ----------------------------------------------
                                Robert M. Jelenic
                                Chairman, President and Chief Executive Officer

                            JOURNAL REGISTER COMPANY
                               STATE STREET SQUARE
                              50 WEST STATE STREET
                             TRENTON, NJ 08608-1298
                         _____________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2003
                         _____________________________


To the Stockholders of Journal Register Company:

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Journal Register Company, a Delaware corporation (the "Company"), will be held on Wednesday, May 14, 2003, at The War Memorial, West Lafayette Street, Trenton, New Jersey 08608, at 10:00 a.m., local time, for the following purposes:

1. To elect three Class C directors to hold office until the 2006 Annual Meeting of Stockholders;

2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003; and

3. To transact such other business as may properly be presented at the 2003 Annual Meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 18, 2003 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the 2003 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof. A list of such stockholders will be available during regular business hours at the offices of the Company at State Street Square, 50 West State Street, Trenton, New Jersey 08608 for the ten days before the meeting, for inspection by any stockholder for any purpose germane to the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Jean B. Clifton
                                          -------------------------------------
                                          Jean B. Clifton
                                          Secretary

Trenton, New Jersey
April 11, 2003

-------------------------------------------------------------------------------
PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.
-------------------------------------------------------------------------------

                            JOURNAL REGISTER COMPANY
                               STATE STREET SQUARE
                              50 WEST STATE STREET
                             TRENTON, NJ 08608-1298
                          _____________________________

                                 PROXY STATEMENT
                          _____________________________

         This Proxy Statement is being furnished to stockholders of Journal Register Company, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") from holders of the outstanding shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), for use at the 2003 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 14, 2003, at The War Memorial, West Lafayette Street, Trenton, New Jersey 08608, at 10:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth herein.

         Only holders of record of Common Stock as of the close of business on March 18, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on such date, the Company had 41,157,534 shares of Common Stock issued and outstanding. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record as of the Record Date. Holders of Common Stock may not cumulate their votes for the election of directors. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SHARES REPRESENTED BY PROXY WILL BE VOTED "FOR" THE ELECTION, AS DIRECTORS OF THE COMPANY, OF THE THREE NOMINEES NAMED IN THE PROXY TO SERVE UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS, "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR FISCAL YEAR 2003 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER WHICH MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         This Proxy Statement and the accompanying proxy card are being mailed to Company stockholders on or about April 11, 2003.

         Any holder of Common Stock giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked or (iii) at the Annual Meeting, if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke the proxy. All written notices of revocation of proxies should be addressed as follows: Journal Register Company, State Street Square, 50 West State Street, Trenton, NJ 08608-1298, Attention: Jean B. Clifton, Secretary.

         In determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (votes withheld by brokers in the absence of instructions from street-name holders) will be included. The Company's Amended and Restated By-laws (the "By-laws") provide that directors are elected by a plurality of the votes cast at the meeting and that all other matters must be approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter (unless the matter is one for which the Delaware General Corporation Law, the Company's Amended and Restated Certificate of Incorporation or the By-laws require a greater vote). Therefore, with respect to any matter requiring approval of the affirmative vote of a majority of the shares present in person or represented by proxy, abstentions will have the same effect as a vote against the matter, but, with respect to the election of directors, abstentions will be excluded when calculating the number of votes cast on the matter. In all instances, broker non-votes will be excluded from the calculation.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The number of directors of the Company, as determined by the Board, is currently eight. The Board consists of three classes: Class A, Class B and Class
C. One of the three classes, comprising approximately one-third of the directors, is elected each year to succeed the directors whose terms are expiring. Directors hold office until the annual meeting for the year in which their terms expire and until their successors are elected and qualified unless, prior to that date, they have resigned, retired or otherwise left office. In accordance with the By-laws, the Board has determined that Class C directors are to be elected at the Annual Meeting, Class A directors are to be elected at the Annual Meeting of Stockholders to be held in the year 2004 and Class B directors are to be elected at the Annual Meeting of Stockholders to be held in the year 2005.

         At the Annual Meeting, three Class C directors are to be elected to the Board, to serve until the Annual Meeting of Stockholders to be held in 2006. The nominees for election at the Annual Meeting are Robert M. Jelenic, John L. Vogelstein and Errol M. Cook. Messrs. Jelenic, Vogelstein and Cook are currently directors of the Company. If any of the above nominees is unable or unwilling to serve as a director, proxies may be voted for a substitute nominee designated by the present Board. The Board has no reason to believe that any of the above nominees will be unable or unwilling to serve as a director.

         The following table sets forth the name and age (as of the date of the Annual Meeting) of the directors, the class to which each director has been nominated for election, elected or appointed, their principal occupations at present, the positions and offices, if any, held by each director with the Company in addition to their position as a director, and the period during which each has served as a director of the Company.




                                                                                                     SERVED AS A
                                                                                                   DIRECTOR OF THE
NAME                          AGE                PRINCIPAL OCCUPATION - POSITION HELD               COMPANY SINCE
----                          ---                ------------------------------------               --------------

CLASS A - 2004

John R. Purcell                71    Chairman and Chief Executive Officer of Grenadier                   1997
                                     Associates Ltd.
Burton B. Staniar              61    Chairman of Knoll, Inc.                                             2001

CLASS B - 2005

Jean B. Clifton                42    Executive Vice President, Chief Financial Officer and               1997
                                     Secretary
Joseph A. Lawrence             53    Private Investor and Consultant                                     1997

Gary D. Nusbaum                36    Managing Director of Aetos Capital, LLC                             1999

CLASS C - 2006

Robert M. Jelenic              52    Chairman, President and Chief Executive Officer                     1997

John L. Vogelstein             68    Vice Chairman and President of Warburg Pincus LLC                   1997

Errol M. Cook                  63    Private Investor and Consultant                                     2001

-----------------------------------------------------------------------------------------------------------------------------------

NOMINEES FOR TERMS EXPIRING IN 2006:  CLASS C DIRECTORS

         ROBERT M. JELENIC has been a director of the Company and its predecessors for more than the past ten years. Mr. Jelenic is the Chairman, President and Chief Executive Officer of the Company. He has been President and Chief Executive Officer since the inception of the Company in 1990 and became Chairman in 1997. A Chartered Accountant, Mr. Jelenic began his business career with Arthur Andersen in Toronto, Canada. Mr. Jelenic has 27 years of senior management experience in the newspaper industry, including 12 years with the Toronto Sun Publishing Corp.

         JOHN L. VOGELSTEIN has been a director of the Company and its predecessors for more than the past ten years. Mr. Vogelstein is a General Partner of Warburg Pincus & Co. ("WP") and a Member and Vice Chairman of Warburg Pincus LLC ("WP LLC"), where he has been employed since 1967. Mr. Vogelstein is a director of Information Holdings Inc. and Mattel, Inc.

         ERROL M. COOK has been a director of the Company since May 2001. From 1991 to 1998, Mr. Cook was a General Partner of WP and a Member and Managing Director of WP LLC. From 1989 to 1991, Mr. Cook was Managing Director of Wertheim Schroder & Co. Prior to that, Mr. Cook, a Certified Public Accountant, was a Senior Partner at Ernst & Young LLP. Mr. Cook is a director of Omnicom Group, Inc., and has served as a member of the Financial Accounting Standards Board ("FASB") Task Force on Business Combinations.

CLASS A DIRECTORS

         JOHN R. PURCELL has been a director of the Company since June 1997. Mr. Purcell has been Chairman and Chief Executive Officer of Grenadier Associates Ltd., a venture banking firm, since 1989. From 1991 to 1996, Mr. Purcell was also Chairman of Donnelly Marketing, Inc., a data-based direct marketing company. From 1987 to 1990, Mr. Purcell served as Chairman of Mindscape, Inc., an educational and entertainment computer software company. From 1982 to 1986, Mr. Purcell was Chairman and President of SFN Companies, Inc., a communications company. Prior to 1982, Mr. Purcell was an Executive Vice President of CBS, Inc. and was a Senior Vice President, Finance and Business Operations of Gannett Co., Inc. Mr. Purcell is a director of Bausch & Lomb, Inc., Technology Solutions Company and Omnicom Group, Inc.

         BURTON B. STANIAR has been a director of the Company since May 2001. Mr. Staniar is Chairman of Knoll, Inc., a global office furnishing company. Prior to joining Knoll, Inc. in 1994, Mr. Staniar was Chairman of Westinghouse Broadcasting Company, which operates television and radio stations, a television production company and cable programming ventures. He was named Chairman of Westinghouse Broadcasting Company in 1987 after previously serving as President of Group W Cable, Inc. Mr. Staniar has also held marketing and general management positions at Colgate-Palmolive Company and Church & Dwight Co., Inc. Mr. Staniar is a director of Knoll, Inc. and Church & Dwight Co., Inc.

CLASS B DIRECTORS

         JEAN B. CLIFTON has been a director of the Company and its predecessors for more than the past ten years. Ms. Clifton is the Executive Vice President, Chief Financial Officer and Secretary of the Company, positions she has held since the Company's inception in 1990. Ms. Clifton, a Certified Public Accountant, began her business career at Arthur Young & Co. (a predecessor to Ernst & Young LLP). Ms. Clifton has 17 years of senior management experience in the newspaper industry. Ms. Clifton is a member of the Board of Directors of the Newspaper Association of America ("NAA"), as well as a member of the Honorary Advisory Board of KidsBridge Children's Cultural Center in Trenton, the Board of Directors of the Fresh Air Fund, and the Board of Directors of the Lower Bucks Chapter of the American Red Cross.

         JOSEPH A. LAWRENCE has been a director of the Company since August 1997. From June 1998 to January 1999, Mr. Lawrence was Executive Vice President and Chief Administrative Officer of Qwest. Prior to June 1998, Mr. Lawrence was Executive Vice President and Chief Financial Officer of LCI International, Inc. ("LCI"). Mr. Lawrence joined LCI in October 1993 as Senior Vice President of Finance and Development and Chief Financial Officer, assuming the role of Executive Vice President and Chief Financial Officer in August 1997. From 1990 to 1993, Mr. Lawrence was Senior Vice President of Finance and Administration for MCI Communications Corporation's Consumer Markets division and from 1985 to 1990 was Vice President of Finance for MCI Communications Corporation's Mid-Atlantic division.

         GARY D. NUSBAUM has been a director of the Company since February 1999. Since January 2003, Mr. Nusbaum has been a Managing Director of Aetos Capital, LLC, an independent investment management firm. From January 1997 to October 2002, Mr. Nusbaum was a General Partner of WP and a Member and Managing Director of WP LLC, where he was employed from 1989 to October 2002.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ROBERT M. JELENIC, JOHN L. VOGELSTEIN AND ERROL M. COOK AS CLASS C DIRECTORS.

                    GENERAL INFORMATION RELATING TO THE BOARD

THE BOARD

         The Board manages the business and affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to three committees. The Board held five meetings in 2002. All of the current members of the Board attended at least 75 percent of the aggregate meetings of the Board and the committees thereof of which he or she was a member during 2002.

COMMITTEES OF THE BOARD

         During 2002, the standing committees of the Board consisted of an Audit Committee, established in September 1997, a Compensation Committee, established in May 1997, and a Nominating and Corporate Governance Committee, established in October 2002.

         AUDIT COMMITTEE. During 2002, the Audit Committee consisted of Messrs. Cook (Chairman), Purcell and Lawrence. Messrs. Cook, Purcell and Lawrence are "independent" directors as defined in the listing standards of the New York Stock Exchange. In addition, Mr. Cook qualifies as an "audit committee financial expert" as defined in the rules promulgated by the Securities and Exchange Commission (the "Commission") under the Sarbanes-Oxley Act. During 2002, the Audit Committee held ten meetings. The Audit Committee reviews annually the qualifications of the Company's independent certified public accountants, makes recommendations to the Board as to their selection, reviews and holds detailed discussions with management prior to filing the Company's Annual Report on Form 10-K, ensures that the Company's independent auditors have conducted quarterly reviews of the Company's financial statements and holds discussions with the auditors and management regarding such financial statements, reviews the planning, fees and results of the audit and generally performs its oversight responsibilities as described in the Audit Committee Charter. The Board of Directors has adopted a charter for the Audit Committee, a copy of which was attached as Annex A to the Company's 2001 Proxy Statement.

         COMPENSATION COMMITTEE. During 2002, the Compensation Committee, which currently consists of Messrs. Lawrence (Chairman), Nusbaum and Staniar, held four meetings. The Compensation Committee is responsible for reviewing and approving the amount and type of consideration to be paid to senior management and for administering all executive compensation plans.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. During 2002, the Nominating and Corporate Governance Committee, which currently consists of Messrs. Nusbaum (Chairman), Purcell, Staniar and Vogelstein, held one meeting. The Nominating and Corporate Governance Committee is responsible for selecting potential candidates to serve as Board members, making recommendations to the Board concerning the structure and membership of the other Board committees and overseeing annual self-evaluations of the Board and its committees. The Committee also advises the Board on corporate governance matters, including the Company's ongoing compliance with the Sarbanes-Oxley Act of 2002. In making recommendations for directors for the 2004 annual meeting, the Nominating and Corporate Governance Committee may consider any written suggestions of stockholders received by the Secretary of the Company in accordance with the procedures set forth in "Submission of Stockholder Proposals" below.

COMPENSATION OF DIRECTORS

         In October 2002, the Board approved a new compensation program for non-employee directors, which became effective November 1, 2002. Under the new program, independent directors receive an annual fee of $20,000, except for the Chairman of the Audit Committee, who receives $40,000, and the other members of the Audit Committee, who receive $30,000. All directors are reimbursed for all reasonable expenses incurred in connection with their attendance at Board meetings. Independent directors will also receive, during the term of their directorships, annual grants of non-qualified stock options ("NQOs") to purchase 9,000 shares of Common Stock on terms and conditions specified by the Compensation Committee. Pursuant to the new compensation program, the Board also discontinued Board meeting fees.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth information concerning compensation for services in all capacities during 2002, 2001 and 2000 awarded to, earned by or paid to the Company's Chief Executive Officer and all other executive officers of the Company whose aggregate cash and cash equivalent compensation exceeded $100,000, and who were serving the Company at the end of fiscal 2002, except as otherwise noted (the "Named Executives").



                                     SUMMARY COMPENSATION TABLE

                                                          Annual Compensation     Long-Term Compensation
                                                                                  ----------------------
                                                                                   Awards        Payouts
                                                                                   ------        -------
                                                                                 Securities
Name and                                                                         Underlying        LTIP         All Other
Principal Position                        Year       Salary($)   Bonus($)(1)     Options (#)   Payouts($)(2)  Compensation(3)
------------------                        ----       ---------   -----------    -----------   -------------  ---------------

Robert M. Jelenic,                        2002         $950,000       $400,000        250,000       $124,741         $75,018
    Chairman, President and               2001          950,000        137,500        245,000        234,127       1,387,896
       Chief Executive Officer            2000          900,000        275,000        320,000        336,499          38,367

Jean B. Clifton,                          2002          565,000        260,000        135,000         58,874          35,399
    Executive Vice President,             2001          565,000         80,000        130,000        109,665         827,441
       Chief Financial Officer and        2000          525,000        160,000        160,000        156,332          22,142
         Secretary

Thomas E. Rice,                           2002          280,000         45,000         24,000         23,814          17,223
    Senior Vice President,                2001          280,000          5,000         24,000         35,590         173,787
       Operations                         2000          241,878         10,000         24,000         46,151           6,166

Allen J. Mailman,                         2002          210,000         30,000         16,000         20,979          17,098
    Senior Vice President,                2001          210,000          3,750         16,000         39,443         109,912
       Technology                         2000          206,000          7,500         25,000         55,679           8,940

Marc S. Goldfarb (4)                      2002                -              -              -              -               -
     Vice President and
        General Counsel

W. Wilson Dorward (5)                     2002          126,667              -         16,000              -          11,465
      Senior Vice President,              2001          190,000          5,000         16,000              -         108,978
         Finance and Treasurer            2000          180,625         22,508         20,000              -           4,465

-----------------------------------------------------------------------------------------------------------------------------------

(1) For fiscal year 2001, as a result of the difficult economy, executive management recommended that year-end bonuses for senior officers of the Company be reduced to a level equal to 50 percent of year-end bonuses they received in the prior year.

(2) Prior to the Company's initial public offering of Common Stock in May 1997 (the "Offering"), the Company maintained a bonus plan (the "StarShare Plan"), which commenced in January 1992 and in which key employees were eligible to participate. Each participant received award units (the "StarShare Units") based on target percentages of his or her base salary. Each StarShare Unit represented a proportionate share of an aggregate dollar amount. Such dollar amount was based on certain performance measures related to the Company's compound annual growth in cash flow and revenue and the Company's reduction in debt and/or equity redemption over a three-year performance period. In general, StarShare Units granted under the StarShare Plan vested at the end of the third year of the grant. Following the applicable vesting period, the values of the StarShare Units are paid to the participants in three equal annual installments, with interest paid on the second and third payments at the applicable treasury note rate from the first applicable payment date. The Company discontinued making grants under the StarShare Plan prior to completion of the Offering and all future payouts with respect to then outstanding grants were payable solely in cash.

(3) These amounts include the Company's (i) matching contributions under the Company's 401(k) Plan and Supplemental 401(k) Plan for 2002, 2001 and 2000, respectively, which were as follows for each Named Executive:
         Mr. Jelenic - $42,750, $42,750 and $37,125; Ms. Clifton - $25,425,
         $25,425 and $21,656; Mr. Rice - $12,600, $12,600 and $6,616; Mr.
         Mailman - $9,450, $9,450 and $8,498; and Mr. Dorward - $5,700, $8,550
         and $3,938; (ii) the special management incentive related to operations contracted for sale in 2000, approved by the stockholders at the 2001 Annual Meeting of Stockholders, which were as follows for each Named
         Executive: Mr. Jelenic - $1,330,000; Ms. Clifton - $798,000; Mr. Rice - $160,000; Mr. Mailman - $100,000; and Mr. Dorward - $100,000; and (iii)
         the value of life insurance premiums paid by the Company on behalf of the Named Executives in 2002, 2001 and 2000, as follows: Mr. Jelenic - $9,980, $15,146, and $1,242; Ms. Clifton - $2,724, $4,016 and $486; Mr.
         Rice - $1,187, $1,187 and $916; Mr. Mailman - $864, $462 and $442; and
         Mr. Dorward - $258, $428 and $359.

(4) Mr. Goldfarb's employment with the Company commenced on January 2, 2003 at an annual salary of $210,000 plus bonus and customary perquisites.

(5) Mr. Dorward resigned his position with the Company effective August 30, 2002. Mr. Dorward's bonus for 1999 was paid in 2000. The 2000 bonus figure includes Mr. Dorward's bonus for both 1999 and 2000.

STOCK OPTION GRANTS

         The following table sets forth information regarding grants of options to purchase shares of Common Stock made by the Company during the fiscal year ended December 29, 2002 to each of the Named Executives. No stock appreciation rights ("SARs") were granted during 2002.


                                        OPTION GRANTS IN FISCAL YEAR 2002


                                                                                            Potential Realizable Value
                                                                                                 at Assumed Annual
                                Number of       Percent of                                    Rates of Stock Price
                               Securities     Total Options                                      Appreciation for
                               Underlying      Granted to     Exercise                           Option Term(4)
                                Options       Employees in      Price         Expiration         --------------
Name                          Granted (#)(1)     2002(2)     ($/Share)(3)       Date             (5%)      (10%)
----                          --------------     -------     ------------       ----             ----      -----


Robert M. Jelenic                250,000           32.3%        $21.67         5/1/12       $3,407,037    $8,634,100
Jean B. Clifton                  135,000           17.4          21.67         5/1/12        1,839,800     4,662,414
Thomas E. Rice                    24,000            3.1          21.67         5/1/12          327,076       828,874
Allen J. Mailman                  16,000            2.1          21.67         5/1/12          218,050       552,582
Marc S. Goldfarb (5)                   -              -              -              -                -             -
W. Wilson Dorward (6)             16,000            2.1          21.67         5/1/12                -             -

-----------------------------------------------------------------------------------------------------------------------------------


(1) Options vest and become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2) The Company granted options to purchase a total of 773,875 shares of Common Stock during 2002.

(3) The exercise price was equal to the fair market value of the shares of Common Stock underlying the options on the grant date.

(4) Amounts reported in these columns represent amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Common Stock over the term of the options. These assumptions are based on rules promulgated by the Commission and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, on the stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the option holder will receive the amounts reflected.

(5)     Mr. Goldfarb's employment with the Company commenced January 2, 2003.

(6) Mr. Dorward's 2002 options expired unvested upon his resignation on August 30, 2002.

FISCAL YEAR-END OPTION VALUES

         The following table sets forth information regarding the number and fiscal year-end value of unexercised options held at December 29, 2002 by each of the Named Executives. The Named Executives exercised no stock options or SARs during fiscal 2002, except that Mr. Dorward exercised 23,200 options subsequent to his resignation from the Company.


                                            FISCAL 2002 YEAR-END OPTION VALUES


                                                                         Number of Securities        Value of Unexercised
                                                                        Underlying Unexercised          "In-the-Money"
                                                                          Options at Fiscal           Options at Fiscal
                                   Shares Acquired                           Year-End (#)                Year-End ($)
                  Name               or Exercised    Value Realized ($)  Exercisable/Unexercisable  Exercisable/Unexercisable(1)
                  ----               -----------     ------------------  -------------------------  ----------------------------

      Robert M. Jelenic                   -                 -              1,270,834/830,000         $2,100,446/$1,225,980
      Jean B. Clifton                     -                 -               636,916/431,000            1,052,704/622,920
      Thomas E. Rice                      -                 -               100,474/72,000              166,419/99,396
      Allen J. Mailman                    -                 -               104,710/58,800              173,592/91,622
      Marc S. Goldfarb (2)                -                 -                      -                           -
      W. Wilson Dorward (3)            23,200            82,847                    -                           -

-----------------------------------------------------------------------------------------------------------------------------------

        (1) Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts represent the difference between the fair market value of the Common Stock issuable upon exercise of options at December 29, 2002, and the exercise price of the options, multiplied by the applicable number of options.

        (2)     Mr. Goldfarb's employment with the Company commenced January 2,
                2003.

        (3) Mr. Dorward resigned his position with the Company effective August 30, 2002. Subsequent to his resignation, and prior to the option expiration date, Mr. Dorward exercised 23,200 options. Pursuant to the terms of the Company's 1997 Stock Incentive Plan, the remainder of Mr. Dorward's options expired on November 30, 2002.

1997 STOCK INCENTIVE PLAN

         The Board adopted and the stockholders approved the Company's 1997 Stock Incentive Plan, as amended, (the "1997 Plan"). Set forth below is a discussion of the material terms of the 1997 Plan.

         Subject to adjustment as provided in the 1997 Plan, the 1997 Plan authorizes the granting of up to 6,383,750 shares of Common Stock through (i) incentive stock options ("ISOs") and NQOs (in each case, with or without related
SARs) to acquire Common Stock, (ii) awards of restricted shares of Common Stock ("Restricted Stock"), and (iii) performance units ("Performance Units") (collectively, "Awards") to such directors, officers and other employees of, and consultants to the Company, its subsidiaries and affiliates, as may be designated by the Compensation Committee or such other committee of the Board as the Board may designate. All directors, officers, employees of, and consultants to the Company, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and affiliates are eligible to receive Awards under the 1997 Plan, provided that (i) consultants are not eligible to receive grants of ISOs and (ii) directors are eligible to receive only NQOs, as described below, and Restricted Stock. Approximately 300 persons are currently active participants in the 1997 Plan. No participant in the 1997 Plan may be granted Awards covering in excess of 700,000 shares of Common Stock in any fiscal year. The current aggregate number of shares authorized for Awards and the per-participant limitation over the lifetime of the 1997 Plan are 6,383,750 and 2,500,000, respectively, subject to adjustment for certain changes in the Company's capitalization, such as stock dividends or stock splits. Each of the Named Executives received a grant of stock options during 2002, with the exception of Mr. Goldfarb, who joined the Company in January 2003. For details regarding the 2002 grants made to the Named Executives, see "Summary Compensation Table" and "Option Grants in Fiscal Year 2002."

         The 1997 Plan also provides that each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or affiliates and is not an officer, director or employee of WP LLC or one of its affiliates will receive, during the term of his or her directorship, an annual grant of NQOs to purchase 10,000 shares of Common Stock on terms and conditions specified by the Compensation Committee. Notwithstanding this provision, in connection with the implementation of a new compensation program for directors, the Board has reduced the annual grant of options to such directors to 9,000 shares. See "Compensation of Directors."

         The Compensation Committee currently administers the 1997 Plan, approves the eligible participants who will receive Awards, determines the form and terms of the Awards and has the power to fix vesting periods. Subject to certain limitations, the Compensation Committee may from time to time delegate some of its authority under the 1997 Plan.

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that publicly traded companies may not deduct compensation paid to the chief executive officer or any of the four most highly compensated other officers ("Covered Employees") to the extent it exceeds $1,000,000 in any one tax year, unless the payments are made based upon the attainment of objective performance goals that are established by a committee of its board of directors, in accordance with the requirements of Section 162(m) of the Code, based upon business criteria and other material terms approved by stockholders. The 1997 Plan is designed so that options and SARs granted with a fair market value exercise price, and awards of Common Stock designated as "Performance Awards" (as defined in the Plan), that are made to Covered Employees will be considered performance-based and hence fully deductible. However, the Compensation Committee will have the discretion to grant awards to Covered Employees that will not qualify for the exemption from Section 162(m). Moreover, in certain cases such as death or disability, Performance Awards may become payable even though the performance goals are not met, in which event the Performance Awards will not be exempt from Section 162(m) and the Company may lose part or all of its tax deduction.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         In March 2003, the Company modified existing change-in-control agreements with each of Robert M. Jelenic and Jean B. Clifton. The new Employment Agreements, which contain severance benefits triggered by a change-in-control of the Company that are substantially similar to those contained in the prior change-in-control agreements, provide that Mr. Jelenic shall be employed as the Company's Chairman, President and Chief Executive Officer and Ms. Clifton as the Company's Executive Vice President and Chief Financial Officer at annual base salaries of $950,000 and $580,000, respectively, plus an annual performance-based bonus with a target amount not less than 30 percent of the base salary. The initial term of each of the agreements extends through December 31, 2006; provided, that, unless otherwise terminated pursuant to the agreements, the term of the agreements will be extended on December 31 of each year so as to automatically extend the termination date to a date that is three years from such December 31. In no event shall the term extend beyond the executive's 65th birthday. If the Company terminates the executive's employment (other than for cause, death or disability) or the executive terminates for good reason (as defined in the agreements) during the term, the executive is generally entitled to receive (i) three times (a) the executive's annual base salary plus (b) the executive's average annual bonus (as defined in the agreements); (ii) accrued but unpaid compensation and a pro-rata bonus for the year of termination; (iii) continuation of his or her health and welfare and fringe benefits for three years; (iv) a lump sum payment having an actuarial present value equal to the additional pension benefits (including any benefits under a defined benefit retirement plan or any excess or supplemental retirement plans in which the executive participates) the executive would have received if he or she had continued to be employed by the Company for an additional three years and (v) outplacement benefits. The agreements also provide that the executive is entitled to receive a payment in an amount sufficient to make the executive whole for any federal excise tax on excess parachute payments, unless the executive's excess parachute payments are not at least 110 percent of the safe harbor amount, in which event they will be reduced to the safe harbor amount to eliminate the excise tax. In addition, under certain circumstances, the executives will be subject to certain non-competition provisions.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board, consisting solely of independent, non-employee directors, assists the Board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

         The Audit Committee operates under a formal written charter, a copy of which was attached as Annex A to the Company's 2001 Proxy Statement. The Board has determined that each Audit Committee member is "independent" under the listing standards of the New York Stock Exchange.

         In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year 2002 financial statements with the Company's management and with Ernst & Young LLP, the Company's independent auditors. In addition, the Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether Ernst & Young LLP's provision of non-audit services to the Company is compatible with the independence of such firm.

         Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 29, 2002, for filing with the Commission.

         Based on the Audit Committee's and management's assessment of the performance of Ernst & Young LLP during the audit of the Company's financial statements for the fiscal year ending December 29, 2002, the Audit Committee recommended to the Board that Ernst & Young LLP be engaged as the Company's independent auditors for fiscal year 2003.

         Respectfully submitted,

         Errol M. Cook

         Joseph A. Lawrence

         John R. Purcell

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         At the close of fiscal year 2002, the members of the Compensation Committee were Messrs. Nusbaum, Lawrence and Staniar. The Compensation Committee oversees the compensation policies applicable to all employees, including the executive officers, has the responsibility for establishing the specific compensation packages for the Company's Chief Executive Officer and Chief Financial Officer and has the primary responsibility for administering the 1997 Plan and the Executive Incentive Compensation Plan.

EXECUTIVE COMPENSATION POLICY

         The Company's compensation program is designed to achieve four fundamental objectives: (1) to provide competitive salary levels and compensation incentives that attract and retain qualified executives; (2) to motivate executives to achieve specific strategic short-term and long-term objectives of the Company; (3) to recognize individual performances and achievements, as well as the performance of the Company relative to that of certain of its peers; and (4) to link the interests of its senior management with the long-term interests of the Company's stockholders. During 2002, the Company's compensation program consisted of base salary, an annual incentive bonus and an annual grant of stock options. Base salary provides the foundation for the Company's executive pay; its purpose is to compensate the executive for performing his or her basic duties. The purpose of annual incentive bonuses is to provide recognition for favorable performance and achievement of intermediate-term objectives, while the purpose of long-term incentive plan awards and stock option grants is to provide incentives and rewards for long-term performance and to motivate long-term strategic planning. The Company generally establishes base salary, annual incentive bonuses and other compensation awards primarily based on job responsibilities, prior job performance and Company and/or unit performance.

         BASE SALARIES. Base salaries for the Company's executive officers are established annually and when there is a significant change in the executive's level of responsibility. During 2002, the Company did not utilize any formal survey or other compilation of empirical data on executive compensation paid at other companies in determining base salaries. Instead, executive compensation was determined based on a number of factors, including the responsibilities, experience, performance and potential of the executive officers and their period of service at current salary levels. In addition, the Company also considered the financial results of the Company and/or unit and certain non-financial measures. The 2002 stock option grant demonstrates that the Company has continued to transition its compensation program from one based purely on cash to one containing a significant equity component. In light of challenging economic conditions, executive management recommended no increase in salaries for senior managers of the Company for fiscal year 2002, which recommendation was approved by the Compensation Committee of the Board.

         INCENTIVE BONUSES. The Company's executive officers are eligible to receive annual incentive bonuses, which are linked to the operating performance of the Company and/or the operating unit(s) for which they are responsible. The annual incentive bonus is designed to reward selected key employees of the Company who contributed materially to the success of the Company during the most recent fiscal year, thus enabling them to participate in that success as well as providing future incentives. In determining the amount of incentive bonus awarded, the Company takes into account a number of factors including the individual's level of responsibility, performance and achievement of their annual performance goals.

         In 2002, the Company retained Mercer Human Resource Consulting LLC, a nationally-recognized consulting firm specializing in employee benefits ("Mercer"), to undertake an analysis of the

Company's compensation policy for senior management and the Board of Directors and to obtain perspective on compensation levels at the Company compared to other companies in the newspaper industry, including the Peer Group, as well as other companies in the media industry. In determining bonuses for fiscal year 2002, the Company's executive management considered the factors set forth in the preceding paragraph, as well as the recommendations of Mercer and each individual's contribution to the achievement of several milestones during 2002, including the successful completion of three acquisitions, the integration of the acquired companies into the Company's existing operations and the launch of several new products. In addition, executive management considered that, as noted in the Company's proxy statement for its 2002 Annual Meeting, and as a consequence of the difficult economy, the Company's top executives received bonuses in 2001 that were 50 percent of the bonuses received in the prior year, despite the Company's strong performance in 2001. Although the economy remained challenging in 2002, executive management recommended that the Committee pay each executive officer the full bonus to which such individual was entitled pursuant to the Company's performance goals for the 2002 fiscal year to recognize the Company's strong overall performance in light of business conditions and to reward the extraordinary effort made by such officers. The specific bonus recommendations of executive management were approved by the Compensation Committee of the Board and are set forth under "Executive Compensation - Summary Compensation Table" above.

         STOCK OPTIONS. Since May 1997, the Company has been utilizing stock options as a means of providing long-term incentives to members of the Company's management. All stock option awards are granted with an exercise price of at least 100 percent of fair market value (as defined in the 1997 Plan) of the Common Stock on the date of grant and vest, subject to certain change of control provisions of the 1997 Plan, in increments of 20 percent annually. Currently, no specific formula is used to determine the number of options granted to employees but instead awards are based on an evaluation of each individual's overall past and expected future contribution to the Company. The 1997 Plan also provides for the grant of other forms of long-term awards including restricted stock, SARs and performance units.

         CHIEF EXECUTIVE OFFICER COMPENSATION. During fiscal year 2002, the Company's Chief Executive Officer received a base salary of $950,000. In determining the Chief Executive Officer's compensation, the Compensation Committee reviewed the Company's financial performance, including its earnings per share, operating cash flow margin, stock price and market value. In addition, the Compensation Committee considered Mr. Jelenic's highly focused and diligent efforts guiding the Company through a challenging business climate, the completion and integration of three acquisitions and the launch of several new products in 2002. Finally, the Committee considered that Mr. Jelenic's bonus in 2001, consistent with bonuses granted to each of the Company's executive officers, was 50 percent of the bonus he received in the prior year. As a result of these factors, the Compensation Committee determined to grant to the Company's Chief Executive Officer the full annual incentive bonus to which he was entitled under the Company's Executive Incentive Compensation Plan, which for 2002 was $400,000. In recognition of Mr. Jelenic's superior performance and consistent with the Company's policy of transitioning its compensation program from one based purely on cash to one containing a significant equity component, the Compensation Committee also awarded Mr. Jelenic 250,000 stock options during 2002, which have an exercise price of $21.67.

         SECTION 162(M) OF THE INTERNAL REVENUE CODE. In connection with making decisions with respect to executive compensation, the Company has taken into account, as one of the factors considered, the provisions of Section 162(m), which limits the deductibility by the Company of certain categories of compensation in excess of $1,000,000 paid to Covered Employees.

         Respectfully submitted,

         Joseph A. Lawrence

         Gary D. Nusbaum

         Burton B. Staniar



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board currently consists of Joseph A. Lawrence, Gary D. Nusbaum and Burton B. Staniar. No executive officer of the Company served on the compensation committee of another public company or on any other committee of the board of directors of another public company performing similar functions during fiscal year 2002.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

         The following table sets forth certain information regarding the beneficial ownership of Common Stock, as of March 18, 2003, by (i) each person known to the Company to own beneficially more than 5 percent of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executives and (iv) all executive officers and directors of the Company, as a group. Except as set forth below, information with respect to beneficial ownership has been furnished to the Company by the respective stockholders of the Company.


                                                                                    AMOUNT AND NATURE
                                                                                      OF BENEFICIAL         PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                   OWNERSHIP(1)            CLASS
------------------------------------                                                   ------------            -----

Ariel Capital Management, Inc. (2)                                                     6,123,164               14.9%
200 E. Randolph Drive, Suite 2900
Chicago, IL  60601

Gabelli Asset Management Inc. (3)                                                      3,476,100                8.4%
One Corporate Center
Rye, NY  10580

Credit Suisse Asset Management, LLC (4)                                                2,867,483                7.0%
466 Lexington Avenue
New York, NY  10017

Warburg, Pincus Investors, L.P. (5)                                                    2,773,440                6.7%
466 Lexington Avenue
New York, NY  10017

John L. Vogelstein (6)                                                                 3,623,050                8.8%
Robert M. Jelenic (7)(8)                                                               1,972,386                4.6%
Jean B. Clifton (7)(9)                                                                   990,581                2.4%
John R. Purcell (7)(10)                                                                  103,000                 *
Joseph A. Lawrence (7)                                                                    43,750                 *
Errol M. Cook (7)                                                                          8,000                 *
Gary D. Nusbaum                                                                            2,500                 *
Burton B. Staniar (7)                                                                      8,500                 *
Thomas E. Rice (7)                                                                       165,834                 *
Allen J. Mailman (7)(11)                                                                 174,458                 *
Marc S. Goldfarb                                                                               -                 *
W. Wilson Dorward                                                                              -                 *
All directors and executive officers as a group (12 persons)                           7,092,059               16.2%
-----------

* Represents beneficial ownership of less than 1 percent of the outstanding shares of Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of March 18, 2003 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Based upon information contained in Schedule 13G filed by Ariel Capital Management, Inc. on February 4, 2003 indicating that Ariel Capital Management has sole voting power for 5,520,414 shares and sole dispositive power for 6,123,164 shares.

(3) Based on information contained in Schedule 13D filed jointly by Gabelli Asset Management Inc. and certain entities and affiliates of Gabelli Asset Management Inc. on April 30, 2001. The reporting persons under such Schedule 13D have, in the aggregate, sole voting and dispositive power for 3,476,100 shares.

(4) Based upon information contained in Schedule 13G filed by Credit Suisse Asset Management, LLC on February 14, 2003 indicating that Credit Suisse Asset Management has sole voting and dispositive power for 2,867,483 shares.

(5) These shares are owned by Warburg, Pincus Investors, L.P. ("Warburg Pincus Investors"). The sole General Partner of Warburg Pincus Investors is WP, a New York general partnership. WP LLC manages Warburg Pincus Investors. John L. Vogelstein, a director of the Company, is a Member and Vice Chairman of WP LLC and a General Partner of WP. As such, Mr. Vogelstein may be deemed to beneficially own the shares of Common Stock owned by Warburg Pincus Investors. Mr. Vogelstein disclaims beneficial ownership of these shares. See Note 6 below.

(6) Includes 2,773,440 shares of Common Stock owned by Warburg Pincus Investors as to which Mr. Vogelstein disclaims beneficial ownership. Mr. Vogelstein's address is c/o Warburg Pincus LLC, 466 Lexington Avenue, New York, New York 10017. See Note 5 above.

(7) Includes shares of Common Stock which these individuals have the right to acquire through the exercise of stock options within 60 days of March 18, 2003, as follows: Robert M. Jelenic, 1,561,834; Jean B. Clifton, 785,916; John R. Purcell, 40,000; Joseph A. Lawrence, 40,000; Errol M. Cook, 6,000; Burton B. Staniar, 6,000; Thomas E. Rice, 124,474; and Allen J. Mailman, 126,110.

(8) Includes 250 shares of Common Stock owned by Mr. Jelenic's spouse and 1,800 shares of Common Stock held by Mr. Jelenic as custodian for his children.

(9) Includes 50 shares of Common Stock owned by Ms. Clifton's spouse, 914 shares of Common Stock held by Ms. Clifton as custodian for her children and 600 shares of Common Stock held by Ms. Clifton as custodian for the benefit of her nieces and nephews.

(10) Includes 13,000 shares of Common Stock owned by Mr. Purcell's spouse. Mr. Purcell disclaims beneficial ownership of these shares.

(11)     Includes 1,800 shares of Common Stock owned by Mr. Mailman's spouse.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information regarding the Company's equity compensation plan.

                                                                                     NUMBER OF SECURITIES REMAINING
                                NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                                BE ISSUED UPON EXERCISE      EXERCISE PRICE OF       UNDER EQUITY COMPENSATION PLANS
                                OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED IN
    PLAN CATEGORY                 WARRANTS AND RIGHTS       WARRANTS AND RIGHTS               COLUMN (A))
    -------------                 -------------------       -------------------               -----------
                                         (A)                       (B)                            (C)

Equity compensation plans
approved by security holders           5,068,454                   $17.77                       1,315,296

Equity compensation plans not
approved by security holders              None                      None                          None

Total                                  5,068,454                   $17.77                       1,315,296



                       CUMULATIVE TOTAL STOCKHOLDER RETURN

         The following line graph compares the performance of the Company's Common Stock during the five-year period ended December 31, 2002 with the Russell 2000 Index and an index composed of other publicly traded companies that the Company considers its peers (the "Peer Group"). The graph assumes an investment of $100 on December 31, 1997 in the Company's Common Stock, the Russell 2000 Index and the Peer Group index. The Peer Group returns are weighted by market capitalization at the beginning of each year. Cumulative total return assumes reinvestment of dividends. The performance shown is not necessarily indicative of future performance.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG JOURNAL REGISTER COMPANY, THE RUSSELL 2000 INDEX,
                       A PEER GROUP AND AN OLD PEER GROUP


                                 [GRAPH OMITTED]


                                                             Cumulative Total Values ($)*
                                 ------------------------------------------------------------------------------------
                                     The Company        Russell 2000 Index        Peer Group       Old Peer Group
                                     -----------        ------------------        ----------       --------------
December 31, 1997                        100                    100                  100                100
March 31, 1998                           99                     110                  105                106
June 30, 1998                            80                     105                  104                 99
September 30, 1998                       70                     84                    86                 82
December 31, 1998                        71                     97                    93                 94
March 31, 1999                           57                     92                    89                 85
June 30, 1999                            107                    107                   95                 92
September 30, 1999                       65                     100                   94                 90
December 31, 1999                        74                     118                  108                 95
March 31, 2000                           70                     127                  104                 87
June 30, 2000                            87                     122                  106                 83
September 30, 2000                       79                     123                  103                 87
December 31, 2000                        76                     115                   98                 84
March 31, 2001                           78                     107                   97                 90
June 30, 2001                            77                     123                  105                 95
September 30, 2001                       79                     97                    89                 88
December 31, 2001                        100                    117                  104                102
March 31, 2002                           101                    122                  119                121
June 30, 2002                            96                     112                  110                119
September 30, 2002                       90                     88                    96                110
December 31, 2002                        85                     93                   102                113


   * $100 invested on 12/31/97 in stock or indices, including reinvestment of dividends.

         The Peer Group is comprised of the following publicly traded newspaper publishing companies, and is weighted according to market capitalization as of the beginning of each year: (1) Belo Corp., (2) Lee Enterprises, Inc., (3) The McClatchy Company, (4) Media General, Inc., (5) Pulitzer, Inc., (6) Dow Jones & Company, Inc. and (7) Hollinger International Inc.

         The Peer Group selected by the Company was expanded this year to include Dow Jones & Company, Inc. because it is in a similar line of business and has a similar geographic focus, and Hollinger International Inc. because it is in a similar line of business and has a similar market capitalization. There were no other changes made to the Peer Group. The peer group previously used by the Company, which excludes Dow Jones & Company, Inc. and Hollinger International Inc. (the "Old Peer Group"), is shown in the charts above for comparative purposes.

       PROPOSAL 2 - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Board desires to obtain stockholder ratification of the Board's appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003. Ernst & Young LLP served as the Company's auditors for the fiscal year ended December 29, 2002.

         If the appointment of Ernst & Young LLP is not ratified, the adverse vote will be considered as an indication to the Board that it should select other independent auditors for the following fiscal year. Given the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for fiscal year 2003 will be permitted to stand unless the Board finds other good reason for making a change.

         A representative of Ernst & Young LLP will attend the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         During fiscal year 2002, Ernst & Young LLP billed the Company for the following professional services:


         Audit fees rendered for the audit of the fiscal year 2002 financial statements and quarterly reviews of the financial statements included in the Company's Form 10-Q filings with the Commission .................................  $718,587

         Financial information systems design and implementation fees............................  $      0

         All other fees, consisting primarily of tax audits and tax studies and analysis.........  $291,449


         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has determined that, in its opinion, they are compatible.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR FISCAL YEAR 2003.

                              COSTS OF SOLICITATION

         The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or by regular employees of the Company without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses incurred in connection with forwarding such material.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting. In the event that any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, certain officers and persons holding more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and reports of changes in ownership with the Commission and the New York Stock Exchange. Directors, certain officers and greater than 10 percent stockholders are also required by Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company's review of copies of such forms provided to it, the Company believes that all filing requirements were complied with during the fiscal year ended December 29, 2002.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         The advance notice provisions of the By-laws provide, in general, that if a stockholder intends to propose business or make a nomination for the election of directors at the annual meeting, the Company must receive notice of such intention no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting is changed by more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting nor later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The notice must include (a) as to each person who the stockholder proposes to nominate for election or reelection, all information relating to the proposed nominee required by the Commission to be disclosed in solicitations of proxies for election of directors in an election contest or, is otherwise required (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); or
(b) as to any other business, a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the meeting and any material interest in such business of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made. The notice must also include (i) the name and address of the stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made and (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner. Notwithstanding the foregoing, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year's annual meeting, the required stockholder's notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Company's Secretary at its principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. The foregoing is only a summary of detailed provisions of the By-laws and is qualified by reference to the text thereof. If notice is timely received and in compliance with all procedures, then the proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, without including information regarding the proposal in the Company's proxy materials.

         Stockholder proposals submitted for inclusion in the proxy statement to be issued in connection with the Company's 2004 Annual Meeting of Stockholders must be mailed to the Secretary, Journal Register Company, State Street Square, 50 West State Street, Trenton, NJ 08608-1298, and must be received by the Secretary on or before December 16, 2003.

                                  ANNUAL REPORT

         A copy of the Company's 2002 Annual Report is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report may obtain one, without charge, by writing, e-mailing or calling Journal Register Company Shareholder Services, Journal Register Company, State Street Square, 50 West State Street, Trenton, NJ 08608-1298; e-mail: shareholderservices@journalregister.com; or telephone: (609) 396-2200.

                                     By Order of the Board of Directors,

                                     /s/ Jean B. Clifton
                                     -------------------
                                     Jean B. Clifton
                                     Secretary

Trenton, New Jersey
April 11, 2003

                            JOURNAL REGISTER COMPANY
                              STATE STREET SQUARE
                              50 WEST STATE STREET
                         TRENTON, NEW JERSEY 08608-1298
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 2003

Dear Stockholder:

        The Annual Meeting of Stockholders of Journal Register Company will be held at 10:00 a.m. on Wednesday, May 14, 2003 at The War Memorial, West Lafayette Street, Trenton, New Jersey, for the following purposes:

        1. To elect three Class C directors to hold office until the 2006 Annual Meeting of Stockholders.
        2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003.
        3. To transact such other business as may properly be presented at the 2003 Annual Meeting and at any adjournments or postponements thereof.

Only holders of Common Stock of Journal Register Company of record at the close of business on March 18, 2003 will be entitled to vote at the meeting and at any adjournments or postponements thereof.

TO BE SURE THAT YOUR VOTE IS COUNTED, WE URGE YOU TO COMPLETE AND SIGN THE PROXY/VOTING INSTRUCTION CARD BELOW, DETACH IT FROM THIS LETTER AND RETURN IT IN THE POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE. The giving of such proxy does not affect your right to vote in person if you attend the Annual Meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

If you plan to attend the Annual Meeting in person, detach, sign and bring this letter to the meeting as an admission ticket. Directions to the meeting are on the reverse side.

                                  By Order of the Board of Directors,


                                         Jean B. Clifton
                                           Secretary

April 11, 2003

                            JOURNAL REGISTER COMPANY
                         PROXY/VOTING INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JOURNAL REGISTER COMPANY FOR THE ANNUAL MEETING ON MAY 14, 2003

        The undersigned appoints Robert M. Jelenic and Jean B. Clifton, and each of them with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Journal Register Company Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 14, 2003 and at any adjournment or postponement thereof, as indicated on the reverse side.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2.

(Continued, and to be signed and dated, on the reverse side.)


                                        JOURNAL REGISTER COMPANY
                                        P.O. BOX 11422
                                        NEW YORK, N.Y. 10203-0422

                                ADMISSION TICKET
                            JOURNAL REGISTER COMPANY
           ANNUAL MEETING OF STOCKHOLDERS, MAY 14, 2003 AT 10:00 A.M.
          THE WAR MEMORIAL, WEST LAFAYETTE STREET, TRENTON, NEW JERSEY
                             ADMITS ONE STOCKHOLDER
                                  Directions:
From Philadelphia:
Take Interstate 95 North to U.S. Route 1 North (Exit 29A-Morrisville). Follow U.S. Route 1 North (to Trenton) approximately six miles to toll bridge (no toll North bound) entering into New Jersey. Immediately upon entering New Jersey, exit onto Route 29 North. Follow Route 29 North approximately 1.3 miles and take the first Calhoun Street exit. Turn right at the first traffic signal onto West State Street, then turn right at the next traffic signal onto Barrack Street. The War Memorial is directly in front of you at the intersection of Barrack Street and West Lafayette Street.

From New York:
Take the New Jersey Turnpike South to Interstate 195 West (Exit 7A). Follow I-195 West (to Trenton) for approximately 7.5 miles and merge onto Route 29 North. Follow Route 29 North approximately 3.5 miles and take the first Calhoun Street exit. Turn right at the first traffic signal onto West State Street, then turn right at the next traffic signal onto Barrack Street. The War Memorial is directly in front of you at the intersection of Barrack Street and West Lafayette Street.

                             DETACH PROXY CARD HERE

/_/  (Please sign, date and                           /X/
     return this proxy card in               Votes MUST be indicated
     the enclosed envelope.)                 (x) in Black or Blue ink.

1. Election of Class C Directors

FOR all nominees /_/        WITHHOLD AUTHORITY to vote  /_/     *EXCEPTIONS /_/
                            listed below for all nominees
                            listed below

To change your address, please mark this box.   /_/

To include any comments, please mark this box.  /_/

Nominees: Robert M. Jelenic, John L. Vogelstein and Errol M. Cook
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE EXCEPTIONS BOX AND WRITE THAT NOMINEES NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions ______________________________________________________________


2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003.

  FOR       AGAINST       ABSTAIN
  /_/        /_/           /_/

In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.
[
                                 ]

The signature on the Proxy should correspond exactly with stockholders name as printed to the left. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

Date    Share Owner sign here           Co-Owner sign here
/______/_____________________/          /___________________________________/